UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported)
March 19, 2007 (March 17, 2007)

QUANTA SERVICES, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-13831	74-2851603

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
1360 Post Oak Boulevard, Suite 2100
Houston, Texas 77056
(Address of principal executive offices including Zip Code)
(713) 629-7600
(Registrant’s telephone number, including area code)
N.A.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☑ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 1.01 Entry into a Material Definitive Agreement.
     Merger Agreement
     On March 18, 2007, Quanta Services, Inc., a Delaware corporation (the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”), by and among the Company, InfraSource Services, Inc., a Delaware corporation (“InfraSource”), and Quanta MS Acquisition, Inc., a Delaware corporation and a wholly owned subsidiary of the Company (“Merger Sub”), pursuant to which Merger Sub will be merged with and into InfraSource, with InfraSource surviving the merger and becoming a wholly owned subsidiary of the Company (the “Merger”). The Merger Agreement and the Merger have been unanimously approved by the Board of Directors of both the Company and InfraSource. Under the terms of the Merger Agreement each issued and outstanding share of InfraSource’s common stock will be converted into the right to receive 1.223 shares of the Company’s common stock, par value $0.00001 per share (“Company Common Stock”).
     The parties have made customary representations, warranties and covenants in the Merger Agreement, including (i) the agreement of the Company and InfraSource, subject to certain exceptions, to conduct their respective businesses in the ordinary course and not to engage in certain activities between the execution of the Merger Agreement and the consummation of the Merger and (ii) the agreement of InfraSource, subject to certain exceptions, to not solicit alternative transactions or enter into discussions concerning, or provide information in connection with, alternative transactions. Completion of the Merger is conditioned upon: (1) approval by the Company’s stockholders of the issuance of additional Company Common Stock and the adoption of the Merger Agreement by the stockholders of InfraSource, (2) applicable regulatory approvals, including the termination or expiration of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, (3) the effectiveness of a registration statement on Form S-4 relating to the Company Common Stock to be issued in the Merger and the approval of the listing of such shares on the New York Stock Exchange, (4) the absence of legal impediments prohibiting the transactions, and (5) other customary closing conditions.
     The Merger Agreement contains certain termination rights for both the Company and InfraSource, including, among others, if the Merger is not completed by November 30, 2007. In the event of a termination of the Merger Agreement under certain circumstances, the Company may be required to pay to InfraSource a termination fee of $43.0 million, or InfraSource may be required to pay to the Company a termination fee of $43.0 million. In the event a party terminates the Merger Agreement under certain circumstances related to a breach by the other party of any of its representations, warranties, covenants or agreements, the terminating party will be entitled to reimbursement for its expenses incurred in connection with the transactions contemplated by the Merger Agreement in an amount not to exceed $5.0 million.
     The representations and warranties that the parties have made to each other in the Merger Agreement are as of specific dates. Except for its status as a contractual document that establishes and governs the legal relations among the parties to the Merger Agreement, the Merger Agreement is not intended to be a source of factual, business or operational information about any of the parties thereto. The representations and warranties contained in the Merger Agreement were made only for purposes of such Merger Agreement, are solely for the benefit of the parties to such Merger Agreement, and may be subject to limitations agreed between those parties, including being qualified by disclosures between those parties. The representations and warranties in the Merger Agreement may have been made to allocate risks among the parties thereto, including where the parties do not have complete knowledge of all facts, instead of establishing matters as facts. Furthermore, those representations and warranties may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. The assertions embodied in such representations and warranties are qualified by information contained in disclosure letters to the Merger Agreement that the parties exchanged in connection with the signing of the Merger Agreement. Accordingly, investors and securityholders should not rely on such representations and warranties as characterizations of the actual state of facts or circumstances. Moreover, information concerning the subject matter of such representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the Company’s or InfraSource’s public disclosures.
     The Merger Agreement is attached hereto as Exhibit 2.1 and is incorporated herein by reference. The description of the Merger Agreement set forth above does not purport to be complete and is qualified in its entirety by reference to the provisions of the Merger Agreement. The Merger Agreement is filed herewith to provide investors with information regarding its terms and is not intended to provide any other factual information about the Company or InfraSource.
Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
     Employment Agreement Amendment
     On March 17, 2007, the Company and Kenneth W. Trawick, the Company’s President — Telecommunications and Broadband Cable Television Division, amended Mr. Trawick’s employment agreement to modify the “Change in Control” definition and to make certain revisions for purposes of Section 409A of the Internal Revenue Code of 1986, as amended. A copy of the amendment to Mr. Trawick’s employment agreement (the “Employment Agreement Amendment”) is attached hereto as Exhibit 10.1 and is incorporated herein by reference. The description of the Employment Agreement Amendment set forth above does not purport to be complete and is qualified in its entirety by reference to the provisions of the Employment Agreement Amendment.
Additional Information and Where to Find It
     In connection with the proposed acquisition, the Company and InfraSource will file with the Securities and Exchange Commission (“SEC”) a joint proxy statement/prospectus and other documents regarding the proposed transaction. A joint proxy statement/prospectus will be sent to stockholders of the Company and InfraSource, seeking their approval of the transaction. STOCKHOLDERS ARE URGED TO READ CAREFULLY THE JOINT PROXY STATEMENT/PROSPECTUS WHEN IT BECOMES AVAILABLE BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY, INFRASOURCE, AND THE COMPANY’S ACQUISITION OF INFRASOURCE. Such proxy statement/prospectus, when available, and other relevant documents filed with the SEC may be obtained, free of charge, on the SEC’s web site (http://www.sec.gov). The joint proxy statement/prospectus and such other documents may also be obtained for free when they become available from the Company’s website at www.quantaservices.com or from the Company by directing a request to Quanta Services, Inc., 1360 Post Oak Blvd., Suite 2100, Houston, TX 77056, Attention: Corporate Secretary, or by phone 713-629-7600. The Company, its directors, executive officers and certain members of management and employees may be considered “participants in the solicitation” of proxies from the Company’s shareholders in connection with the acquisition. Information about the Company and its directors and executive officers and their ownership of the Company securities will be contained in the joint proxy statement/prospectus when it is filed with the SEC.
Item 9.01 Financial Statements and Exhibits.
     (d) Exhibits:

Exhibit
No.	Document

2.1	Agreement and Plan of Merger dated as of March 18, 2007, by and among Quanta Services, Inc., InfraSource Services, Inc. and Quanta MS Acquisition, Inc.(1)

10.1	Amendment No. 1 to Employment Agreement dated as of March 17, 2007, by and between Quanta Services, Inc. and Kenneth W. Trawick.

(1)	Schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company hereby undertakes to furnish supplementally copies of any of the omitted schedules and exhibits upon request by the SEC.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUANTA SERVICES, INC. (Registrant)
Dated: March 19, 2007	By:	/s/ TANA L. POOL
		Name:	Tana L. Pool
		Title:	Vice President & General Counsel

EXHIBIT INDEX

Exhibit
No.	Document

2.1	Agreement and Plan of Merger dated as of March 18, 2007, by and among Quanta Services, Inc., InfraSource Services, Inc. and Quanta MS Acquisition, Inc.

10.1	Amendment No. 1 to Employment Agreement dated as of March 17, 2007, by and between Quanta Services, Inc. and Kenneth W. Trawick.